Confidential Treatment Requested.
Confidential Material in this document has been redacted
and filed separately with the Commission.

Exhibit 10.14
Handelsbanken
Undertaking concerning loan payment
— for purposes other than personal consumption
Branch
Frolunda

Loan number

***

Borrower	Customer number

Mobitec Aktiebolag	***

Provided that Svenska Handelsbanken AB (publ)/Stadshypotek AB grants extension of the loan period, at least the below amount must be amortised each ...
Other terms for the loan remain unchanged

From	Amount	SEK	EUR	From	Amount	SEK	EUR
2009-06-30	1 500 000

In addition to this, interest due must be paid each time the loan period is extended.

Other comments

Automatic payment

Account number *** Confidential material redacted and filed separately with the Commission.	If an account number is stated, it implies an agreement that amounts due are paid by the bank debiting the account on the due date. The agreed due date will apply even if it is not a business day. The borrower is responsible for the required amount being available on the account on the due date.

Signature

Date	Signature of borrower

24.06.2008	/s/ Agne Axelsson	/s/ Oliver Wels

Approval by guarantor and/or pledger who is not the borrower if the amortisation plan is changed

Date	Signature of borrower/pledger

DRI Europa AB

Date	Signature of borrower/pledger

Date	Signature of borrower/pledger

Date	Signature of borrower/pledger

Date	Signature of borrower/pledger

Signature of branch manager or equivalent	The documentation is correct		The change has been registered for the loan

	Date	Signature	Date	Signature

F 170-A